                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints  each of John D.  White  and  Gerald  T.  Aaron,  signing  singly,  the undersigned's true and lawful attorney-in-fact to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as a Director of Lone Star  Steakhouse  &  Saloon,  Inc.  (the
     "Company"),  Forms  3, 4 and 5 in  accordance  with  Section  16(a)  of the
     Securities Exchange Act of 1934 and the rules thereunder; and

     (2) do and  perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such Form
     3, 4 or 5, complete and execute any amendment or  amendments  thereto,  and timely  file such form  with the  United  States  Securities  and  Exchange
     Commission and any stock exchange or similar authority; and

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming any of  the  undersigned's  responsibilities  to  comply  with  Section  16  of  the
Securities Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

                          [SIGNATURE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of December, 2004.

                                                       /s/ Fred B. Chaney
                                                      --------------------------
                                                      Name:  Fred B. Chaney
                                                      Title: Director